                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                      January 7, 2002 (December 27, 2001)
                            Date of Report (Date of
                            earliest event reported)

                              SOLECTRON CORPORATION
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               (Exact name of registrant as specified in charter)



DELAWARE                               1-11098                        94-2447045
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(State or other jurisdiction         (Commission                   (IRS Employer
 of incorporation)                    File Number)           Identification No.)



777 GIBRALTAR DRIVE, MILPITAS, CALIFORNIA                               95035
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code: (408) 957-8500
                                                   -----------------------------



                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)

ITEM 5:  OTHER EVENTS.

         On December 26, 2001, Solectron Corporation (the "Registrant") filed a Prospectus Supplement, dated December 20, 2001, to and with the Prospectus dated August 29, 2001, included as part of the Registration Statement on Form S-3 of the Registrant (Registration No. 333-64454) (the "Registration Statement"), which Prospectus Supplement and Prospectus related to the offering of the Registrant's 7.25% Adjustable Conversion-Rate Equity Security Units (the "Units"). On December 20, 2001, the Registrant entered into an Underwriting Agreement with Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, and J.P. Morgan Securities Inc. (the "Underwriters"), relating to the offering and sale by the Registrant of up to 40,000,000 Units, under the Registration Statement. The Underwriting Agreement provides the Underwriters with an option to acquire an additional 4,000,000 Units for the purpose of covering over-allotments. Each Unit initially consists of (i) a purchase contract under which the holder agreed to purchase from the Registrant and the Registrant agreed to sell a specified amount of shares of the Registrant's Common Stock on November 15, 2004 for $25 and (ii) $25 in principal amount of the Registrant's debentures, which will initially bear an interest rate of 7.25%, due November 15, 2006. The debentures are subject to remarketing approximately 33 months from the date of issuance, which may result in the reset of the interest rate at that time. In connection with such offering, the Registrant is filing certain exhibits as part of this Form 8-K. See "Item 7:
Financial Statements and Exhibits." A copy of certain agreements relating to the offering are attached hereto as exhibits and are incorporated by reference in their entirety.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits:


      EXHIBIT NO.                                        EXHIBIT DESCRIPTION
         1.1                                 Underwriting Agreement dated December 20, 2001 between the
                                             Registrant and Goldman, Sachs & Co., Morgan Stanley & Co.
                                             Incorporated, Banc of America Securities LLC, and J.P. Morgan
                                             Securities Inc.

         4.1                                 Subordinated Debt Securities Indenture dated as of December 27,
                                             2001 between the Registrant and State Street Bank and Trust
                                             Company of California, N.A. as Trustee.*

         4.2                                 First Supplemental Indenture dated as of December 27, 2001 between the Registrant and State Street Bank and Trust Company
                                             of California, N.A. as Trustee.

         4.3                                 Purchase Contract Agreement dated as of December 27, 2001
                                             between the Registrant and State Street Bank and Trust Company
                                             of California, N.A., as purchase contract agent.

         4.4                                 Form of Normal Units Certificate (included in Exhibit 4.3).

         4.5                                 Form of Stripped Units Certificate (included in Exhibit 4.3).

         4.6                                 Form of Subordinated Debenture (included in Exhibit 4.2).

         4.7                                 Pledge Agreement dated as of December 27, 2001 among the
                                             Registrant, U.S. Bank Trust, N.A., as collateral agent, custodial agent, and securities intermediary, and State Street Bank and Trust
                                             Company of California, N.A., as purchase contract agent.

         4.8                                 Pledge Agreement dated as of December 27, 2001 between the
                                             Registrant and State Street Bank and Trust Company of California,
                                             N.A., as the Trustee for the holders of the Debentures.

         4.9                                 Control Agreement dated as of December 27, 2001 between the
                                             Registrant and State Street Bank and Trust Company of California,
                                             N.A., as Trustee and as securities intermediary and depository bank.

         5.1                                 Opinion re legality of Wilson Sonsini Goodrich & Rosati, Professional
                                             Corporation.

         8.1                                 Opinion re tax matters of Wilson Sonsini Goodrich & Rosati,
                                             Professional Corporation.

         23.1                                Consent of Wilson Sonsini Goodrich & Rosati, Professional
                                             Corporation (included in Exhibits 5.1 and 8.1).



* Exhibit supersedes Exhibit 4.2 to the Registrant's Registration Statement on Form S-3 (Registration No. 333-64454) filed with the Securities and Exchange Commission on July 2, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 4, 2002                     Solectron Corporation



                                           /s/ Kiran Patel
                                          ---------------------------------
                                          Kiran Patel
                                          Executive Vice President, Chief
                                          Financial Officer (Principal
                                          Financial and Accounting Officer)

                                 EXHIBIT INDEX
                                 -------------

      EXHIBIT NO.                                        EXHIBIT DESCRIPTION
         1.1                                 Underwriting Agreement dated December 20, 2001 between the
                                             Registrant and Goldman, Sachs & Co., Morgan Stanley & Co.
                                             Incorporated, Banc of America Securities LLC, and J.P. Morgan
                                             Securities Inc.

         4.1                                 Subordinated Debt Securities Indenture dated as of December 27,
                                             2001 between the Registrant and State Street Bank and Trust
                                             Company of California, N.A. as Trustee.*

         4.2                                 First Supplemental Indenture dated as of December 27, 2001 between the Registrant and State Street Bank and Trust Company
                                             of California, N.A. as Trustee.

         4.3                                 Purchase Contract Agreement dated as of December 27, 2001
                                             between the Registrant and State Street Bank and Trust Company
                                             of California, N.A., as purchase contract agent.

         4.4                                 Form of Normal Units Certificate (included in Exhibit 4.3).

         4.5                                 Form of Stripped Units Certificate (included in Exhibit 4.3).

         4.6                                 Form of Subordinated Debenture (included in Exhibit 4.2).

         4.7                                 Pledge Agreement dated as of December 27, 2001 among the
                                             Registrant, U.S. Bank Trust, N.A., as collateral agent, custodial agent, and securities intermediary, and State Street Bank and Trust
                                             Company of California, N.A., as purchase contract agent.

         4.8                                 Pledge Agreement dated as of December 27, 2001 between the
                                             Registrant and State Street Bank and Trust Company of California,
                                             N.A., as the Trustee for the holders of the Debentures.

         4.9                                 Control Agreement dated as of December 27, 2001 between the
                                             Registrant and State Street Bank and Trust Company of California,
                                             N.A., as Trustee and as securities intermediary and depository bank.

         5.1                                 Opinion re legality of Wilson Sonsini Goodrich & Rosati, Professional
                                             Corporation.

         8.1                                 Opinion re tax matters of Wilson Sonsini Goodrich & Rosati,
                                             Professional Corporation.

         23.1                                Consent of Wilson Sonsini Goodrich & Rosati, Professional
                                             Corporation (included in Exhibits 5.1 and 8.1).


* Exhibit supersedes Exhibit 4.2 to the Registrant's Registration Statement on Form S-3 (Registration No. 333-64454) filed with the Securities and Exchange Commission on July 2, 2001.